Exhibit 99.3

April 2011

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Ratios (percent)
Return on assets	0.97	1.18	0.84	0.68	(0.04)	(0.35)	(0.34)	3.05
Return on average common equity	3.1	10.4	6.8	5.2	(3.0)	(6.3)	(6.1)	41.2
Average equity as a percent of average assets	11.77	12.52	12.38	12.04	11.92	12.31	12.24	10.78
Net interest margin (a)	3.71	3.75	3.70	3.57	3.63	3.55	3.43	3.26
Efficiency (a)	62.5	62.6	56.2	62.1	62.6	63.1	50.8	29.9
Net losses charged off as a percent of average loans and leases	1.92	1.86	4.95	2.26	3.01	3.62	3.75	3.08

Allowance for loan and lease losses as a percent of loans and leases	3.62	3.88	4.20	4.85	4.91	4.88	4.69	4.28
Allowance for credit losses as a percent of loans and leases	3.89	4.17	4.51	5.18	5.25	5.27	5.06	4.57
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.73	2.79	2.72	3.87	4.02	4.22	4.09	3.48
Allowance for loan and lease losses as a percent of nonperforming assets (b)	131.94	138.18	153.41	124.40	121.50	115.55	114.30	122.71

Allowance for credit losses as a percent of nonperforming assets (b)	141.86	148.62	164.54	132.97	129.80	124.63	123.11	131.12

Common Share Data
Earnings per share	$0.10	$0.34	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)	$1.35
Earnings per diluted share	$0.10	$0.33	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)	$1.15
Cash dividends per common share	0.06	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Book value per share	12.80	13.06	12.86	12.65	12.31	12.44	12.69	12.71
Common shares outstanding, excluding treasury	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448
Market price per share:
High	$15.75	$15.11	$13.81	$15.95	$14.05	$10.92	$11.20	$9.15
Low	13.25	11.71	10.64	12.00	9.81	8.76	6.33	2.50
End of period	13.89	14.68	12.03	12.29	13.56	9.75	10.13	7.10

Supplemental Data
Common dividends declared ($ in millions)	$55	$8	$8	$8	$8	$8	$8	$8
Full-time equivalent employees	20,837	20,838	20,667	20,479	20,038	20,998	20,559	20,702
Banking centers	1,310	1,312	1,309	1,309	1,309	1,309	1,306	1,306
ATMs	2,453	2,445	2,390	2,362	2,364	2,358	2,372	2,355

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Income Statement ($ in millions)
Interest income (FTE)	$1,065	$1,109	$1,130	$1,121	$1,147	$1,147	$1,174	$1,184
Interest expense	181	190	214	234	246	265	300	348

Net interest income (FTE)	884	919	916	887	901	882	874	836
Provision for loan and lease losses	168	166	457	325	590	776	952	1,041
Noninterest income:
Service charges on deposits	124	140	143	149	142	159	164	162
Investment advisory revenue	98	93	90	87	91	86	82	79
Corporate banking revenue	86	103	86	93	81	89	77	93
Mortgage banking net revenue	102	149	232	114	152	132	140	147
Card and processing revenue	80	81	77	84	73	76	74	243
Gain on sale of processing business	—	—	—	—	—	—	(6)	1,764
Other noninterest income	81	55	195	85	74	107	312	49
Securities gains (losses), net	8	21	4	8	14	2	8	5
Securities gains, net - non-qualifying hedges on mortgage servicing rights	5	14	—	—	—	—	—	41

Total noninterest income	584	656	827	620	627	651	851	2,583
Noninterest expense:
Salaries, wages and incentives	351	385	360	356	329	331	335	346
Employee benefits	97	73	82	73	86	69	83	75
Net occupancy expense	77	76	72	73	76	75	75	79
Technology and communications	45	52	48	45	45	47	43	45
Equipment expense	29	32	30	31	30	31	30	31
Card and processing expense	29	26	26	31	25	27	25	75
Other noninterest expense	290	343	361	326	365	387	285	370

Total noninterest expense	918	987	979	935	956	967	876	1,021

Income (loss) before income taxes (FTE)	382	422	307	247	(18)	(210)	(103)	1,357
Taxable equivalent adjustment	5	5	4	5	4	4	5	5

Income (loss) before income taxes	377	417	303	242	(22)	(214)	(108)	1,352
Applicable income tax (benefit)	112	83	65	50	(12)	(116)	(11)	470

Net income (loss)	$265	$334	$238	$192	$(10)	$(98)	$(97)	$882
Less: Net income attributable to noncontrolling interests	—	1	—	—	—	—	—	—

Net income (loss) attribtable to Bancorp	$265	$333	$238	$192	$(10)	$(98)	$(97)	$882
Dividends on preferred stock	177	63	63	62	62	62	62	26

Net income (loss) available to common shareholders	$88	$270	$175	$130	$(72)	$(160)	$(159)	$856

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$12,118	$13,965	$13,698	$13,462	$13,297	$13,428	$13,574	$13,742
Tier II capital	4,044	4,208	4,379	4,279	4,120	4,207	4,352	4,330

Total risk-based capital	$16,162	$18,173	$18,077	$17,741	$17,417	$17,648	$17,926	$18,072

Risk-weighted assets	$99,240	$100,193	$98,904	$98,604	$99,281	$100,933	$102,875	$106,538

Tier I capital ratio	12.21%	13.94%	13.85%	13.65%	13.39%	13.30%	13.19%	12.90%
Total risk-based capital ratio	16.29%	18.14%	18.28%	17.99%	17.54%	17.48%	17.43%	16.96%
Tier I leverage ratio	11.20%	12.79%	12.54%	12.24%	12.00%	12.34%	12.34%	12.17%
Tier I common equity ratio	9.00%	7.50%	7.34%	7.17%	6.96%	6.99%	7.01%	6.94%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,121	$2,159	$2,215	$2,216	$2,133	$2,318	$2,130	$2,899
Available-for-sale and other securities	15,135	15,414	15,975	16,021	16,935	18,213	15,682	16,061
Held-to-maturity securities	346	353	354	354	355	355	356	357
Trading securities	216	294	320	270	305	355	1,079	1,354
Other short-term investments	2,481	1,515	3,271	4,322	3,904	3,369	1,126	513

Total cash and securities	20,299	19,735	22,135	23,183	23,632	24,610	20,373	21,184
Loans held for sale	1,291	2,216	2,733	2,150	1,607	2,067	2,063	3,341
Portfolio loans and leases	77,465	77,491	76,009	76,232	77,423	76,779	78,419	81,429

Total loans and leases	78,756	79,707	78,742	78,382	79,030	78,846	80,482	84,770
Allowance for loan and lease losses	(2,805)	(3,004)	(3,194)	(3,693)	(3,802)	(3,749)	(3,681)	(3,485)
Bank premises and equipment	2,389	2,389	2,377	2,374	2,384	2,400	2,426	2,440
Operating lease equipment	513	479	470	489	492	499	486	474
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	55	62	72	83	94	106	119	133
Servicing rights	894	822	599	646	725	700	626	595
Other real estate owned	514	506	504	454	399	300	274	249
Other assets	7,453	7,894	8,200	7,690	7,280	7,251	7,218	7,207

Total assets	$110,485	$111,007	$112,322	$112,025	$112,651	$113,380	$110,740	$115,984

Liabilities
Deposits:
Demand	$22,066	$21,413	$20,109	$19,256	$19,482	$19,411	$17,666	$17,202
Interest checking	18,597	18,560	17,225	17,759	19,126	19,935	15,168	14,630
Savings	21,697	20,903	20,260	19,646	19,099	17,898	17,098	16,819
Money market	5,184	5,035	5,064	4,666	4,782	4,431	4,378	4,193
Foreign office	3,569	3,721	3,807	3,430	2,844	2,454	2,356	2,244
Other time	7,043	7,728	9,379	10,966	11,643	12,466	13,725	14,540
Certificates - $100,000 and over	4,160	4,287	5,515	6,389	6,596	7,700	8,962	10,688
Other foreign office	1	1	3	3	2	10	5	504

Total deposits	82,317	81,648	81,362	82,115	83,574	84,305	79,358	80,820
Federal funds purchased	332	279	368	240	271	182	433	435
Other short-term borrowings	1,297	1,574	1,775	1,556	1,359	1,415	3,674	6,802
Other liabilities	3,792	3,868	3,951	3,424	3,092	3,474	3,425	4,125
Long-term debt	10,555	9,558	10,953	10,989	10,947	10,507	10,162	10,102

Total liabilities	98,293	96,927	98,409	98,324	99,243	99,883	97,052	102,284

Equity
Common and preferred equity	12,025	13,867	13,584	13,395	13,321	13,457	13,603	13,752
Net unrealized gains (losses):
Available-for-sale securities	277	321	434	432	268	216	274	157
Qualifying cash flow hedges	58	67	73	84	98	105	108	95
Accumulated other comprehensive income related to employee benefit plans	(72)	(74)	(75)	(76)	(78)	(80)	(97)	(100)
Treasury stock, at cost	(125)	(130)	(132)	(134)	(201)	(201)	(200)	(204)

Total shareholders’ equity	12,163	14,051	13,884	13,701	13,408	13,497	13,688	13,700

Noncontrolling interest	29	29	29	—	—	—	—	—

Total Equity	12,192	14,080	13,913	13,701	13,408	13,497	13,688	13,700

Total liabilities & equity	$110,485	$111,007	$112,322	$112,025	$112,651	$113,380	$110,740	$115,984

Share Data
Preferred shares outstanding	16,450	152,771	152,771	152,771	152,771	152,771	152,771	152,771
Common shares outstanding, excluding treasury	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448
Treasury shares held	5,164,573	5,231,665	5,220,989	5,184,475	6,688,056	6,436,023	6,188,001	6,190,740

Quarterly Data

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$79,379	$79,148	$78,854	$78,807	$80,136	$79,920	$82,889	$84,995
Taxable securities	15,156	15,367	15,580	16,263	17,030	16,999	15,652	15,578
Tax exempt securities	197	268	273	343	385	727	1,443	1,443
Other short-term investments	1,937	2,431	3,456	4,285	3,144	1,143	969	742

Total interest-earning assets	96,669	97,214	98,163	99,698	100,695	98,789	100,953	102,758
Cash and due from banks	2,268	2,284	2,283	2,163	2,247	2,276	2,257	2,350
Other assets	14,897	15,449	15,088	14,550	14,262	14,084	13,724	13,907
Allowance for loan and lease losses	(2,990)	(3,089)	(3,680)	(3,798)	(3,771)	(3,644)	(3,481)	(3,137)

Total assets	$110,844	$111,858	$111,854	$112,613	$113,433	$111,505	$113,453	$115,878

Liabilities
Interest-bearing liabilities:
Interest checking	$18,539	$17,578	$17,142	$18,652	$19,533	$16,324	$14,869	$14,837
Savings	21,324	20,602	19,905	19,446	18,469	17,540	16,967	16,705
Money market	5,136	4,985	4,940	4,679	4,622	4,279	4,280	4,167
Foreign office	3,580	3,733	3,592	3,325	2,757	2,516	2,432	1,717
Other time	7,363	8,490	10,261	11,336	12,059	13,049	14,264	14,612
Certificates - $100,000 and over	4,226	4,858	6,096	6,354	7,049	8,200	10,055	11,455
Other foreign office	1	9	4	5	8	51	95	240
Federal funds purchased	310	376	302	264	220	423	404	542
Other short-term borrowings	1,638	1,728	1,880	1,478	1,449	3,029	5,285	8,002
Long-term debt	10,255	10,298	10,954	10,876	11,489	10,404	10,108	11,130

Total interest-bearing liabilities	72,372	72,657	75,076	76,415	77,655	75,815	78,759	83,407

Demand deposits	21,582	21,066	19,362	19,406	18,822	18,137	17,059	16,689
Other liabilities	3,809	4,099	3,544	3,229	3,438	3,829	3,750	3,292

Total liabilities	97,763	97,822	97,982	99,050	99,915	97,781	99,568	103,388
Equity	13,081	14,036	13,872	13,563	13,518	13,724	13,885	12,490

Total liabilities & equity	$110,844	$111,858	$111,854	$112,613	$113,433	$111,505	$113,453	$115,878

Average loans and leases (excluding held for sale)	$77,636	$76,236	$76,617	$76,973	$78,381	$77,601	$80,060	$81,573

Average common shares outstanding:
Basic	880,829,800	791,072,308	791,016,740	790,838,716	790,472,577	790,441,911	790,334,226	629,789,476
Diluted	894,841,321	836,224,575	797,492,107	802,254,845	790,472,577	790,441,911	790,334,226	718,245,141

Quarterly Data

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$27,431	$27,274	$26,502	$26,011	$26,134	$25,687	$26,215	$28,419
Commercial mortgage	10,617	10,992	11,333	11,569	11,865	11,936	12,252	12,600
Commercial construction	2,020	2,111	2,500	3,042	3,396	3,871	4,268	4,641
Commercial leases	3,367	3,378	3,304	3,271	3,388	3,535	3,584	3,532

Subtotal - commercial	43,435	43,755	43,639	43,893	44,783	45,029	46,319	49,192
Consumer:
Residential mortgage	10,557	10,858	9,989	9,672	9,239	9,845	9,955	11,440
Home equity	11,222	11,513	11,774	11,987	12,186	12,174	12,377	12,511
Automobile loans	11,129	10,983	10,738	10,285	10,180	8,995	8,972	8,741
Credit card	1,821	1,896	1,832	1,841	1,863	1,990	1,973	1,914
Other consumer loans and leases	592	702	770	704	779	813	886	972

Subtotal - consumer	35,321	35,952	35,103	34,489	34,247	33,817	34,163	35,578

Total loans and leases	$78,756	$79,707	$78,742	$78,382	$79,030	$78,846	$80,482	$84,770

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$27,404	$26,509	$26,348	$26,179	$26,299	$25,838	$27,416	$28,038
Commercial mortgage	10,816	11,276	11,462	11,772	11,836	12,126	12,449	12,668
Commercial construction	2,085	2,289	2,955	3,258	3,781	4,134	4,475	4,842
Commercial leases	3,364	3,314	3,257	3,336	3,468	3,574	3,522	3,512

Subtotal - commercial	43,669	43,388	44,022	44,545	45,384	45,672	47,862	49,060
Consumer:
Residential mortgage	10,736	10,693	9,897	9,390	9,478	10,141	10,820	11,669
Home equity	11,376	11,655	11,897	12,102	12,338	12,291	12,452	12,636
Automobile loans	11,070	10,825	10,517	10,170	10,185	8,973	8,871	8,692
Credit card	1,852	1,844	1,838	1,859	1,940	1,982	1,955	1,863
Other consumer loans and leases	676	743	683	741	811	861	929	1,075

Subtotal - consumer	35,710	35,760	34,832	34,262	34,752	34,248	35,027	35,935

Total average loans and leases	$79,379	$79,148	$78,854	$78,807	$80,136	$79,920	$82,889	$84,995

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$1,287	$1,333	$1,378	$2,236	$2,423	$2,642	$2,704	$2,387
Nonaccrual loans held for sale	184	247	680	163	239	220	286	352
Restructured loans - commercial (non accrual) held for sale	32	47	19	4	4	4	2	—
Restructured loans and leases (non accrual) portfolio	358	347	206	294	310	305	243	200
Other assets, including other real estate owned	481	494	498	439	396	297	273	253

Total nonperforming assets	$2,342	$2,468	$2,781	$3,136	$3,372	$3,468	$3,508	$3,192

Ninety days past due loans and leases	$266	$274	$317	$397	$436	$567	$992	$762

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial and industrial loans and leases	$652	$753	$769	$800	$828	$840	$826	$673
Commercial mortgage	559	581	820	878	980	1,035	1,072	953
Commercial construction loans	208	258	371	469	606	741	820	837
Consumer mortgage and construction	261	268	208	435	408	412	379	360
Other consumer loans and leases	181	114	115	115	153	144	138	116

Total nonperforming loans and leases (including held for sale)	$1,861	$1,974	$2,283	$2,697	$2,975	$3,172	$3,235	$2,939

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(397)	$(399)	$(992)	$(472)	$(622)	$(743)	$(796)	$(658)
Recoveries	30	43	36	38	40	35	40	32

Net losses charged off	$(367)	$(356)	$(956)	$(434)	$(582)	$(708)	$(756)	$(626)